Page 14 of 15 Pages

                                   EXHIBIT QQ

                             JOINT FILING AGREEMENT


The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Bluefly, Inc. dated as of February 12, 2001, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date: February 12, 2001                     QUANTUM INDUSTRIAL PARTNERS LDC

                                            By:      /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Attorney-in-Fact


Date: February 12, 2001                     QIH MANAGEMENT INVESTOR, L.P.

                                            By:      QIH MANAGEMENT, INC.,
                                                     its General Partner


                                            By:      /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Secretary


Date: February 12, 2001                     QIH MANAGEMENT, INC.


                                            By:      /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Secretary


Date: February 12, 2001                     SOROS FUND MANAGEMENT LLC


                                            By:      /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Assistant General Counsel


Date: February 12, 2001                     SFM DOMESTIC INVESTMENTS LLC


                                            By:      /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Attorney-in-Fact

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                                                             Page 15 of 15 Pages

Date: February 12, 2001                     GEORGE SOROS


                                            By:      /s/ Richard D. Holahan, Jr.
                                                     ---------------------------
                                                     Richard D. Holahan, Jr.
                                                     Attorney-in-Fact